Income Taxes - Summary of Balances of Recoverable Taxes (Detail) - MXN ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Recoverable taxes:
ISR	$ 590,116	$ 479,032	$ 98,742
IVA	463,539	350,536	35,508
Withholding taxes	176,542	200,393	43,130
IMPAC	24,338	24,338	39,186
Business flat tax (IETU)		1,929	1,929
Corporation taxes		15,329	71,599
Other	13,108	1,298	1,481
Total	$ 1,267,643	$ 1,072,855	$ 291,575